UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            September 13, 2024

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

850 West Chester Pike, Suite 205, Havertown, PA	19083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On September 13, 2024, AMREP Corporation issued a press release that reported its results of operations for the three month period ended July 31, 2024.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders of the Company was held on September 12, 2024. At the meeting, shareholders holding an aggregate of 3,435,039 shares of common stock, par value $.10, of the Company out of a total of 5,287,449 shares outstanding and entitled to vote, were present in person or represented by proxy.

At the meeting, Edward B. Cloues, II and Christopher V. Vitale were elected as directors of the Company in Class I by the final votes set forth opposite their names below, to hold office until the 2027 Annual Meeting of Shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Edward B. Cloues, II	2,454,986	980,053	-
Christopher V. Vitale	3,420,152	14,887	-

The following proposal was voted on and approved at the meeting:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on the compensation paid to the Company’s named executive officers	3,297,122	134,141	3,776	-

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 13, 2024, issued by AMREP Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: September 13, 2024	By:	/s/ Adrienne M. Uleau
Adrienne M. Uleau
Vice President, Finance and Accounting

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated September 13, 2024, issued by AMREP Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).